Management Presentation

September 2011

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - Profitable last 34 quarters [1]
  - $127mm LTM EBITDA [2]
  - LTM ROE 17%
- Very strong balance sheet
  - Rated BB- and Ba3 [3]
  - $317mm cash/short term inv.
  - $142mm debt, minimal off balance sheet debt
  - Debt/EBITDA 1.2x[2]
- Management owns >20%



EBITDA(2)
Free cash flow(2)
Pre-tax Profit
Pre-tax Margin
($mm)
11.0%
21.6%
15.6%
11.9%
160
140
120
100
80
60
40
20
0
$79
$55
$26
$152
$121
$120
$140
$103
$41
$127
$86
$41
2008
2009
2010
LTM Q211

System fuel price	$2.98	$1.76	$2.30	$2.71

(1) Excluding non-cash mark to market hedge adjustments and 4Q06 one time tax adjustment
(2) See GAAP reconciliation in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's

Built to be different – highly profitable

Airlines	vs.	Allegiant
Air transportation		Travel
Business, VFR, leisure		Leisure = vacation
Large cities		Small cities
High frequency		Low frequency
Fixed capacity		Variable capacity
High cost assets		Low cost assets
Competition		Little competition
Unprofitable / Marginally profitable		Highly profitable

allegiant™ Travel is our deal.

MD-80

- Operating 51 MD-80s
  - Avg age – 33k cycles
  - Avg utilization – 1k cycles/yr
  - Certificated to 60k cycles
- Purchase for ~ $3.5m
  - Purchase price + induction
- Still operated at DAL & AMR
  - DAL – 117 AC (41k cycles)
  - AMR – 224 AC (29k cycles)
- DC-9 lineage
  - DAL operating some > 80k cycles


EBITDA / Aircraft
($mm)
$3.5
$2.5
$1.5
$2.2
$3.6
$2.9
$2.5
2008
2009
2010
LTM Q211

Source: Company reports, OAG aviation solutions, and Form 41 T1, T2, T100 reports from APGDAT
DAL – Delta Air Lines, AMR – American Airlines

Nationwide footprint


Bellingham
Pasco
Kalispell
Great Falls
Grand Forks
Bangor
Eugene
Redmond
Missoula
Billings
Minot
Duluth
Plattsburgh
Medford
Bozeman
Bismarck
Fargo
Idaho Falls
Rapid City
Appleton
Grand Rapids
Elmira
Casper
Saginaw
Sioux Falls
Cedar Rapids
Rockford
Twin Falls
South Bend
Allentown
Stockton
Grand Island
Youngstown
Oakland
Fort Collins/Loveland
Des Moines
Moline
Toledo
Peoria
Fort Wayne
Huntington
Monterey
Fresno
Grand Junction
Colorado Springs
Wichita
Roanoke
Pueblo
Springfield
Lexington
Newport News
Las Vegas
Owensboro
Greensboro
Santa Maria
Knoxville
Tri-Cities
Los Angeles
Bentonville
Chattanooga
Wilmington
Long Beach
Palm Springs
Greenville/Spartanburg
Myrtle Beach
San Diego
Phoenix-Mesa
Shreveport
Orlando/Sanford
Laredo
Lafayette
Tampa /St. Pete
Fort Lauderdale
Punta Gorda, FL
McAllen

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Projected through August 19, 2011
169 routes, 52 operating aircraft
63 small cities, 12 leisure destinations

allegiant™ Travel is our deal.

Minimal head to head mainline competition

Other airlines view us as an annoyance, not a threat



Bellingham
Plattsburgh
Grand Rapids
Allentown
Des Moines
Lexington
Las Vegas
Knoxville
Long Beach
Greenville/Spartanburg
Orlando
Tampa /St. Pete
Fort Lauderdale



165
125
85
45
5
159
10
Routes w competition
Routes wo competition

allegiant
Travel is our deal.

Best pre-tax margins



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
ALGT
LUV(1)
ALK(1)
JBLU(1)
RYAAY(1)
SAVE(1)
ALGT
LUV
ALK
JBLU
RYAAY
SAVE
ALGT
LUV
ALK
JBLU
RYAAY
SAVE
ALGT
LUV
ALK
JBLU
RYAAY
SAVE
ALGT
LUV
ALK
JBLU
RYAAY
SAVE

	2007 "Normal"	2008 Runaway Oil	2009 Recession	2010 Recovery	2011 YTD Runaway Oil
Avg AC in period	28	36	43	49	51
System fuel price	$2.30	$2.98	$1.76	$2.30	$3.04

(1) RYAAY = Ryanair ; LUV = Southwest Airlines; JBLU = JetBlue Airways; ALK = Consolidated Alaska Air Group excluding special items; SAVE = Spirit Airlines, RYAAY YTD consists of the March 2011 and June 2011 quarters.

allegiant Travel is our deal.

Revenue model

- Scheduled service
  - Air fare from small cities to leisure destinations
  - $472m LTM
- Ancillary air
  - Unbundled air product
  - $175m LTM
- Ancillary 3rd party
  - Hotels, rental cars
  - $28m net revenue LTM
- Fixed fee
  - Charter flying



Revenue growth ($mm)
Total revenue
$504
$558
$664
$719
$700
$600
$500
$400
$300
$200
$6
$53
$19
$95
$331
$6
$43
$20
$143
$346
$1
$41
$24
$170
$428
$4
$41
$28
$175
$472
2008
2009
2010
LTM Q211
Scheduled
Ancillary air
Ancillary 3rd party
Fixed fee
Other

Ancillary – air related

- Checked bag ($15 - $30)
- Convenience fee ($15)
- Call-center booking fee ($15)
- Assigned seat ($6 - $35)
- Priority boarding ($10)
- Trip flex ($8)
- On-board sales



Ancillary air rev per scheduled passenger
$32
$30
$28
$26
$24
$22
$20
$24.52
$29.07
$30.24
$31.42
2008
2009
2010
2011 YTD

Ancillary – third party

- Bundled vacation package offers (opaque pricing)
  - Hotels, car rentals, show tickets
- Very high margins
  - 32% of LTM pre-tax income
  - $97m gross revenue LTM
- Wholesale price for hotel & car, we manage margin
- No inventory risk
- "Expedia with wings"



Third party rev per scheduled passenger
$5.50
$5.25
$5.00
$4.75
$4.50
$4.25
$4.00
$3.75
$4.01
$4.34
$5.26
2009
2010
2011 YTD

allegiant Travel is our deal.

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Featured Destinations
Las Vegas
Phoenix-Mesa
Los Angeles Area
Bellingham
Tampa Bay-St. Petersburg
Orlando
Monterey
Fort Lauderdale
Southwest Florida Coast
Myrtle Beach
Palm Springs
San Diego
San Francisco Bay Area
Branson-Springfield
Featured Travel Tools
Where Do We Fly?
Chances are Allegiant flies to a city near you.
Allegiant Featured Hotel Partners
Las Vegas
EXCLUSIVE PRICE!
Caesars Palace
Paris Las Vegas
Flamingo Las Vegas
Phoenix–Mesa

- 21mm unique visitors (last 12 months)
- 33% new visits
- 6.5 average page views
- ~ 5.5 min on site
- Completed usability testing
- CRM strategy
- 89% of 2010 sales were through the site

allegiant™ Travel is our deal.

Excellent cost discipline - CASM

Total cost/ASM (CASM) vs stage length


12
11.5
11
10.5
10
9.5
9
8.5
8
800
900
1,000
1,100
1,200
Total cost per ASM (cents)
Average stage length (miles)
11.7
LUV(1)
11.1
ALK(2)
10.7
JBLU
10.0
ALGT
9.1
SAVE

Total cost ex fuel/ASM (CASM ex) vs stage length


8
7.5
7
6.5
6
5.5
5
4.5
800
900
1,000
1,100
1,200
Total cost ex fuel per ASM (cents)
Average stage length (miles)
7.6
LUV(1)
7.6
ALK(2)
6.8
JBLU
5.4
ALGT
5.5
SAVE

(1) LUV is average length of passenger haul
(2) ALK is mainline statistics
Time period – LTM Q211, ASM – available seat miles,

allegiant™ Travel is our deal.

Structural cost advantage

- Low aircraft acquisition costs
- Simple product
- Cost-based scheduling – aircraft bases
  - Out and back
  - No crew overnights
- Labor efficiencies – 31 FTEs per aircraft
- Closed distribution
- Small cities
  - Lower airport costs
  - Lower marketing costs

allegiant™ Travel is our deal.

Low cost drivers



LTM Q211 cost per passenger
Total
Allegiant = $105
Spirit = $104
Southwest = $134
JetBlue = $151
Other
Aircraft
$19
$19
$38
$23
$22
$45
$27
$40
$67
$38
$37
$75
$12
$7
$48
$67
$4
$15
$40
$59
$9
$10
$48
$67
$8
$14
$54
$76
ALGT
SAVE
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges

allegiant™ Travel is our deal.

Fuel hedging

- We are not fuel derivative traders
  - Can only hedge cost not revenue
  - Speculation
- At any given fuel price we can make money by reducing capacity
- One key strength is the ability to quickly adjust due to low fixed costs – superior way to manage fuel risk
- No liquidity or balance sheet risk

Aggressive capacity management


Avg. daily scheduled flights by month
160.00
140.00
120.00
100.00
80.00
60.00
40.00
2010
2011E(1)
July 2008
high fuel price
2009
2008
2007
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
2007
2008
2009
2010
2011E

(1) Projected schedules through January 2012

High fuel prices – déjà vu? No…better!

	1H 2008	1H 2011	% change
System ASMs (billions)	2.45	3.19	30%
Average AC	35.6	51.0	43%
Avg fare – scheduled service	$85.29	$90.09	6%
Avg fare - total	$112.03	$126.77	13%
Pre-tax margin	7.1%	11.7%	



$mm
80
70
60
50
40
30
20
10
0
$30
$69
$19
$46
EBITDA
Pre-tax income
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.60
$1.52
$3.19
$3.04
EPS
System fuel price
2008 YTD
2011 YTD

allegiant™ Travel is our deal.

MD-80 network growth

- Currently analyzing/negotiating
  - 50 new routes, 30 new small cities
- International cities as origins
  - Small cities in Mexico and Canada to Las Vegas, Orlando
- International vacation destinations
  - Caribbean, Mexico
- 166 seat
  - Adding 16 seats by eliminating monuments
  - Start seeing 166 seat aircraft in 2H 2011, completion Q4 2012
- 8 aircraft in storage
  - Will use 4 to supplement fleet for 166 seat project

allegiant™ Travel is our deal.

757 fleet

- Contracted to purchase 6 757 aircraft
  - Have completed purchase on 4 aircraft
  - Financed $21mm on 3 aircraft
  - Expect to purchase remaining 2 in Q4 2011
- Leased 3 aircraft to European operators
  - Expected return from lease in Q3 2012
  - Should receive between $15 - $18m over life of 3 leases
- Operating 1 in continental US
  - Flying existing routes; McAllen, TX and Rockford, IL to Las Vegas

allegiant™ Travel is our deal.

757 fleet and Hawaii

- Anticipating Hawaii service in 2H 2012
- Initial request to FAA – simultaneous approval
  - 757 on certificate – July 2011
  - Flag status (needed for Hawaii) - pending
  - ETOPS 180 (needed for Hawaii) - see below
- ETOPS application
  - Operate 757 in domestic mainland, non-ETOPS flying
  - After several months of operational experience, apply for ETOPS
  - Target ETOPS approval in 2012

allegiant™ Travel is our deal.

Projected growth – scheduled ASMs

- FY 2011 ~ 0 to +4%
  - 51 MD-80s and 1 757 operating aircraft through the end of year
  - 166 seat MD-80 and additional 757 aircraft begin to operate 2H 11
- FY 2012 ~ +18 to 20%
  - 166 seat upgrade completed Q4 12
  - 4 additional MD-80s Q4 12 (initial aircraft used to start 166 seat mod)
  - 6 757 operating to Hawaii 2H 12
- FY 2013 ~ +17 to 19%
  - Full year of 166 seat aircraft + Hawaii
  - Remaining 4 MD-80s (in storage today)
- FY 2014 ~ 5 to 7%
  - No new aircraft

Guidance subject to change

Guidance

- Q3 11 PRASM +19 to 21%
- 51 MD-80s and 1 757 operating in Q3 11
- Schedule currently selling through January 2012
- 4 aircraft in 166 induction lines
- 4 aircraft in storage – can react to opportunities quickly

	3rd Quarter 2011	4th Quarter 2011
System departures	(5) to (1)%	4 to 8%
System ASMs	(5) to (1)%	5 to 9%
Scheduled departures	(8) to (4)%	1 to 5%
Scheduled ASMs	(5) to (1)%	4 to 8%

Guidance subject to change

allegiant™ Travel is our deal.

Appendix

GAAP reconciliation

EBITDA calculations

$mm	YTD 2011	YTD 2008	LTM Q211	2010	2009	2008	2007
Net Income	29.1	12.3	54.6	65.7	76.3	35.4	31.5
+Provision for Income Taxes	17.1	6.5	31.3	37.6	44.2	19.8	19.2
+Other Expenses	2.4	.1	3.1	1.3	1.6	.7	-3.6
+Depreciation and Amortization	20.0	11.0	38.0	35.0	29.6	23.5	16.0
=EBITDA	**68.6**	**29.9**	**127.0**	**139.6**	**151.8**	**79.4**	**63.1**
Total debt			142.3	28.1	45.8	64.7	72.1
7x annual rent			9.0	12.0	13.5	19.7	21.0
=Debt to EBITDA			**1.2x**	**0.3x**	**0.4x**	**1.1x**	**1.5x**
Average aircraft in period			51	47	43	36	28
=EBITDA per aircraft			**2.5**	**2.9**	**3.6**	**2.2**	**2.3**
System passengers (mm)			6.0	5.9	5.3	4.3	3.3
=EBITDA per passenger			**$21.08**	**$23.65**	**$28.49**	**$18.48**	**$19.32**
Interest expense			4.1	2.5	4.1	5.4	5.5
= Interest coverage			**30.6x**	**55.4x**	**37.2x**	**14.7x**	**11.4x**

Interest coverage = TTM EBITDA / TTM interest expense

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	LTM Q211	2010	2009	2008
Net Income ($mm)	54.6	65.7	76.3	35.4

	June 2011	June 2010	Dec 2010	Dec 2009	Dec 2008	Dec 2007
Total shareholders equity ($mm)	328.3	310.4	297.7	292.0	233.9	210.3
Return on equity	**17%**		**22%**	**29%**	**16%**	

allegiant™ Travel is our deal.

GAAP reconciliation

Free cash flow calculations

$mm	LTM Q211	2010	2009	2008
Net income	54.6	65.7	76.3	35.4
+ Provision for income tax	31.3	37.6	44.2	19.8
+ Other expenses	3.1	1.3	1.6	.7
+Depreciation & Amortization	38.0	35.0	29.6	23.5
=EBITDA	**127.0**	**139.6**	**151.8**	**79.4**
-Capital Expenditures	86.5	98.5	31.7	53.0
=**FCF**	**40.5**	**41.1**	**120.2**	**26.3**

allegiant™ Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	LTM Q211	2010	2009	2008
+ Net income	54.6	65.7	76.3	35.4
+ Income tax	31.3	37.6	44.2	19.8
+ Interest expense	4.1	2.5	4.7	5.4
- Interest income	1.1	1.2	2.5	4.7
EBIT	89.0	104.6	122.7	55.9
+ Interest income	1.1	1.2	2.5	4.7
Tax rate	36.7%	36.4%	36.2%	35.9%
Numerator	**57.1**	**67.3**	**79.6**	**38.9**
Total assets prior year	702.0	499.6	424.0	405.4
- Current liabilities prior year	206.2	158.6	131.0	128.0
+ ST debt of prior year	6.2	23.3	25.3	18.2
Denominator	**502.0**	**364.3**	**318.3**	**295.6**
= Return on capital employed	**11.4%**	**18.5%**	**25.0%**	**13.1%**

allegiant™ Travel is our deal.

History

- Current management took control June 2001
- MD-80s
- Hotel packages since 2002
- Pioneered US unbundled airline product starting in 2003
- Profitable 2 quarters of 2002, every quarter since 2003
- Disciplined, consistent growth



80
60
40
20
0
3 3
4 7
2 9
8 17
7 24
8 32
6 38
8 46
5 51
1 52
9 61
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
Additions
YE Aircraft

Small cities, leisure

- Low prices stimulate leisure travel
- Small, underserved (and sometimes un-served) markets
- Value proposition
  - Non-stop
  - Local airport (avoid long drives, long lines, hassles)
  - Big, comfortable airplane vs. small, cramped airplane
  - Low, low fares
  - Bundled vacation packages
- Little to no competition

allegiant™ Travel is our deal.

Our customers

- Demographics[1]
  - Mean income > $104k
  - 75% married
  - Mean age = 49
  - 86% own home
  - 75% employed
  - 54% professional
- Our customers consider us
  - Reliable
  - Trustworthy
  - A good value

How favorable do you view Allegiant[2]


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
24%
71%
Satisfaction
Very favorable
Somewhat favorable

1 – Customer survey, 2010 by Penn, Schoen & Berland Associates
2 – Q: How favorable of a view do you have of the following companies? Showing percentage of very & somewhat favorable, among those aware of the brand / Source: Customer survey, 2010 by Penn, Schoen & Berland Associates

allegiant™ Travel is our deal.

Pricing

- We manage our network for a target load factor
- Lock down one variable – load factor
  - Will run +/- 90%; have done so for 13 consecutive quarters
- Manage capacity to solve for price
- High load factor enables
  - Ancillary revenue
  - Lower cost per pax

allegiant™ Travel is our deal.

Unit revenue gains vs ASM growth


40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
13.8%
7.7%
11.5%
5.5%
-3.0%
13.9%
0.7%
18.5%
-2.1%
23.9%
-7.7%
35.0%
1.3%
24.7%
0.7%
23.9%
-3.0%
6.0%
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Q3 2011
Q4 2011
Scheduled ASM growth
PRASM growth

Q3–2011 & Q4-2011 scheduled ASM growth is midpoint of guided range
July 2011 PRASM growth is midpoint of guided range

allegiant™ Travel is our deal.

3rd party initiatives

- Continued focus on supplier costs
- Pricing
- Adding inventory
- New programs
  - Branson, Missouri (service to SGF from 5 destinations)
  - Ski packages
  - Small cities
- Automation
  - Improve pricing tools
  - Land only products
  - Improve car module

allegiant™ Travel is our deal.

Growth and pre-tax margin vs fuel

	Q1 08	Q2 08	Q3 08	Q4 08	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
Qtr pre-tax margin	11%	3%	7%	23%	31%	25%	16%	13%	21%	17%	12%	13%	14%	9%



60%
40%
20%
0%
-20%
-40%
-60%
Q1-2008
Q2-2008
Q3-2008
Q4-2008
Q1-2009
Q2-2009
Q3-2009
Q4-2009
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Scheduled ASMs growth
P-RASM growth
System fuel price growth

allegiant™ Travel is our deal.

166 seat project economics

Revenue (actuals LTM Q211)	
Average scheduled fare	$82.90
Average ancillary fare	$35.56
Total scheduled fare	$118.46
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($3.46 gal x 40 gal/dept)	$11.53
$ per pax non fuel (inflight, D&A, marketing, etc.)	$30.00
Total marginal cost per pax	$41.53
Departures/AC/year (2010 = 2.7 dept/AC/day)	986
# additional sched pax/AC/year	11,832

allegiant™ Travel is our deal.

Managed fuel efficiency


LTM Q211 fuel gallons per passenger
Gallons / passenger
21
20
19
18
17
16
15
14
800
900
1,000
1,100
1,200
Average stage length (miles)
JBLU
19.9
ALK
19.5
ALGT @150 seats
17.7
ALGT @166 seats
16.3
LUV
17.0
SAVE
14.8

Source: Company filings
ALK is mainline statistics, LUV is average length of passenger haul
166 seat estimate is based on company assumptions

Labor costs vs peers

Labor cost per passenger – LTM Q211



45
40
35
30
25
20
15
10
5
0
$19
$37
$40
Allegiant
Jetblue
Southwest

Employees per aircraft – Q211



80
70
60
50
40
30
20
10
0
31
63
70
Allegiant
Southwest
JetBlue

Source: company filings
Employees are full time equivalents

allegiant™ Travel is our deal.

Credit metrics

Return on capital employed


30%
20%
10%
0%
25.0%
18.5%
11.4%
6.5%
2009
2010
LTM Q211
LUV LTM Q211

Return on equity


40%
30%
20%
10%
0%
29.0%
22.3%
17.1%
9.5%
2009
2010
LTM Q211
LUV LTM Q211

Interest coverage


60
50
40
30
20
10
0
37.2 x
55.4 x
30.6 x
8.7 x
2009
2010
LTM Q211
LUV LTM Q211

Debt / EBITDA


4
3
2
1
0
0.4 x
0.3 x
1.2 x
3.7 x
2009
2010
LTM Q211
LUV LTM Q211

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.

Management changes

- Kris Bauer - SVP Operations (May 2010)
  - SVP of Technical Operations at Northwest/Delta
- Greg Rehwaldt – VP of Stations (Dec 2010)
  - Director of Stations at Northwest
- Greg Baden – VP of Flight Operations (Jan 2011)
  - Managing Director of Flying at Delta
- Kurt Carpenter – VP of Maintenance/Engineering (Feb 2011)
  - Director of Maintenance at Allegiant
- Scott Allard – Chief Information Officer (Mar 2011)
  - CIO at Spirit, leadership roles at Priceline, American Express
- Michael Reichartz – Senior VP Marketing (May 2011)
  - VP Lodging North America at Expedia

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